Non-Current Assets or Disposal Groups Classified as Held For Sale	12 Months Ended
Dec. 31, 2017
Disclosure Of Noncurrent Assets And Disposal Groups Classified As Held For Sale [Abstract]
Non-Current Assets or Disposal Groups Classified as Held For Sale

5.	NON-CURRENT ASSETS OR DISPOSAL GROUPS CLASSIFIED AS HELD FOR SALE.

i.Centrales Hidroeléctricas de Aysén S.A.

Enel Generación Chile had a 51% interest in Centrales Hidroeléctricas de Aysén S.A. (hereinafter “Hidroaysén”), whose corporate purpose was to develop, finance, own and exploit a hydroelectric project in Region XI Aysén, Chile.

On November 17, 2017, the Board of Directors of Hidroaysén agreed to cease the company’s activities and terminate the Hidroaysén’s electrical project. The decision was made because the forecasted value of the investment in generation and transmission for the electrical project, its related costs and the long-term market prospects indicated that the project was not economically feasible in every possible valuation scenario. Also, the significance amount of the investment and its related risks, both legal and administrative, would add a second uncertainty factor that definitively precluded continuing with the project.

On December 7, 2017, at the Extraordinary Shareholders’ Meeting of Hidroysén it was agreed to terminate the company and the liquidation process of the company’s assets. The liquidation process considers the distribution of assets to the shareholders and it is expected to be completed in the first half of 2018.

On December 31, 2017, as a result of the above, the investment held by Enel Generación Chile in Hidroaysén comply with the criteria to be classified as a non-current assets or disposal groups classified as held for sale, therefore, as described in note 3.j), it has been recognized at the lower of its carrying amount and fair value less costs to sell. The following table shows the carrying amount of the investment:

Equity of Centrales Hidroeléctricas de Aysén S.A.	Ownership Interest	Carrying Amount of Centrales Hidroeléctricas de Aysén S.A.
ThCh$	%	ThCh$
8,245,555	51%	4,205,233

It is important to note that in 2014, Enel Generación Chile recognized an impairment loss of ThCh$69,066,857 on its investment in Hydroaysén (See note 12.1 – Other information).

-Additional financial information on Hidroaysén:

Centrales Hidroeléctricas de Aysén S.A.	12/31/2017
ThCh$
Total Current Assets	355,835
Cash and cash equivalents	355,446
Total Non Current Assets	8,030,172
Land	8,030,172
Total Current Liabilities	139,182
Other fixed operating expenses	(8,144,855)
Interest income	24,829
Profit (loss)	(8,193,671)

ii.Electrogas S.A.

On December 16, 2016, our subsidiary Enel Generación Chile S.A. signed an agreement to sell all shares of its equity method investee Electrogas S.A., equivalent to a 42.5% ownership interest, to Aerio Chile SpA (“Aerio Chile”) which is an indirectly wholly-owned subsidiary of REN – Redes Energéticas Nacionais, S.G.P.S., S.A., under which Enel Generación Chile sold all its shares in Electrogas SA., representing 42.5% of the capital of said company. The total price was USD 180 million, which was paid on the closing date of the referred transaction. Finally, the amount collected was ThCh$115,582,806 and originated a pre-tax gain of ThCh $ 105,311,912 (see notes 6.d and 30, respectively).

Electrogas S.A. is a private corporation whose purpose is to provide services of transportation of natural gas and other fuels, on its own and on behalf of third parties. In order to provide its services, it can build, operate and maintain gas and oil pipelines, polyducts and supplementary facilities.